UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 18, 2020

GRIZZLY MERGER SUB 1, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-38385	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5900

GCI LIBERTY, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A Common Stock, par value $0.01 per share	GLIBA	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock, par value $0.01 per share	GLIBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On December 18, 2020, pursuant to the Agreement and Plan of Merger, dated as of August 6, 2020 (the “Merger Agreement”), entered into by GCI Liberty, Inc. (“GCI Liberty”), Liberty Broadband Corporation (“Liberty Broadband”), Grizzly Merger Sub 1, LLC, a wholly owned subsidiary of Liberty Broadband (“Merger LLC”), and Grizzly Merger Sub 2, Inc., a wholly owned subsidiary of Merger LLC (“Merger Sub”), Merger Sub merged with and into GCI Liberty (the “First Merger”), with GCI Liberty surviving the First Merger as an indirect wholly owned subsidiary of Liberty Broadband (the “Surviving Corporation”), and immediately following the First Merger, GCI Liberty (as the Surviving Corporation in the First Merger) merged with and into Merger LLC (the “Upstream Merger”, and together with the First Merger, the “Combination”), with Merger LLC surviving the Upstream Merger as a wholly owned subsidiary of Liberty Broadband (the “Surviving Company”).

The descriptions of the Combination and Merger Agreement in this Current Report on Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the First Merger (the “Effective Time”), pursuant to the Merger Agreement:

(i) each share of GCI Liberty Series A common stock (the “GCI Liberty Series A Common Stock”), issued and outstanding immediately prior to the Effective Time (other than excluded treasury shares (as defined below)) was automatically converted into the right to receive 0.580 of a share of Liberty Broadband Series C common stock (the “Liberty Broadband Series C Common Stock”),

(ii) each share of GCI Liberty Series B common stock (the “GCI Liberty Series B Common Stock” and, together with the GCI Liberty Series A Common Stock, the “GCI Liberty Common Stock”), issued and outstanding immediately prior to the Effective Time (other than excluded shares (as defined below)) was automatically converted into the right to receive 0.580 of a share of Liberty Broadband Series B common stock (the “Liberty Broadband Series B Common Stock”), and

(iii) each share of GCI Liberty Series A Cumulative Redeemable Preferred Stock (the “GCI Liberty Preferred Stock”), issued and outstanding immediately prior to the Effective Time (other than excluded treasury shares) was automatically converted into the right to receive one share of newly issued Liberty Broadband Series A Cumulative Redeemable Preferred Stock (the “Liberty Broadband Preferred Stock”).

Such consideration is collectively referred to as the “Merger Consideration.”

No fractional shares of Liberty Broadband Series C Common Stock or Liberty Broadband Series B Common Stock were issued in the Combination. Cash will be paid in lieu of fractional shares as described in the Joint Proxy Statement/Prospectus (as defined below). The Merger Consideration is not deliverable with respect to (x) shares of GCI Liberty capital stock held by (i) GCI Liberty as treasury stock, (ii) any of GCI Liberty's wholly owned subsidiaries or (iii) Liberty Broadband or its wholly owned subsidiaries (the “excluded treasury shares”) or (y) shares of GCI Liberty Series B Common Stock held by any stockholders who have perfected and have not waived, effectively withdrawn or lost their appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware (collectively with the excluded treasury shares, the “excluded shares”).

The Liberty Broadband Preferred Stock has substantially identical terms to the GCI Liberty Preferred Stock, including a mandatory redemption date of March 8, 2039.

Each share of GCI Liberty Common Stock or GCI Liberty Preferred Stock (i) held by GCI Liberty as treasury stock or by any of its wholly owned subsidiaries immediately prior to the Effective Time or (ii) owned by Liberty Broadband or any of its wholly owned subsidiaries immediately prior to the Effective Time was cancelled and no securities of Liberty Broadband or other consideration were delivered in exchange therefor.

Holders of GCI Liberty Series A Common Stock and GCI Liberty Preferred Stock are not entitled to dissenters’ or appraisal rights in connection with the Combination. Holders of GCI Liberty Series B Common Stock were entitled to appraisal rights in connection with the Combination, and no holders of GCI Liberty Series B Common Stock have made demands for appraisal.

The sections of the joint proxy statement/prospectus forming a part of Amendment No. 2 to Liberty Broadband’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2020 (File No. 333-248854) (the “Joint Proxy Statement/Prospectus”), entitled “Special Factors—Liberty Broadband, Merger Sub and Merger LLC's Purpose and Reasons for the Combination; Recommendations of the Liberty Broadband Special Committee and Liberty Broadband Board of Directors,” “Special Factors—Position of Liberty Broadband, Merger LLC and Merger Sub as to the Fairness of the Combination” and “Special Factors—Interests of Liberty Broadband Directors and Executive Officers in the Combination,” are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Combination, GCI Liberty notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intent to remove the GCI Liberty Series A Common Stock and GCI Liberty Preferred Stock from listing on Nasdaq and requested that Nasdaq file a notice of removal from listing on Forms 25 with the SEC to delist and deregister such securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, GCI Liberty notified the Financial Industry Regulatory Authority of its intent to remove the GCI Liberty Series B Common Stock from quotation on the OTC Markets. The Surviving Company intends to file with the SEC a certification on Form 15, requesting the termination of registration of the GCI Liberty Series A Common Stock and GCI Liberty Preferred Stock under Section 12(g) of the Exchange Act and the suspension of GCI Liberty’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Immediately prior to the Effective Time, each then-outstanding equity award of GCI Liberty (other than restricted stock unit awards held by non-employee directors of GCI Liberty) were converted into equity awards of Liberty Broadband. The adjusted Liberty Broadband equity awards have the same terms and conditions (including applicable vesting requirements) as applied to each GCI Liberty equity award immediately prior to the Effective Time. The sections of the Joint Proxy Statement/Prospectus entitled “Questions & Answers—What will happen to GCI Liberty's outstanding equity awards?” and “Special Factors—The Merger Agreement—Treatment of Equity Awards,” which describe the adjustment of the GCI Liberty equity awards, are incorporated herein by reference.

The information set forth in Item 2.01 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction, Item 2.01 above and Items 5.02 and 5.03 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Combination, all of the directors of GCI Liberty resigned effective as of the Effective Time. The directors of GCI Liberty did not resign because of a disagreement with GCI Liberty on any matter relating to GCI Liberty’s operations, policies or practices. The directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation during the period beginning at the Effective Time and ending at the effective time of the Upstream Merger (the “Upstream Effective Time”). At the Upstream Effective Time, the manager of Merger LLC became the manager of the Surviving Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction is incorporated herein by reference.

At the Effective Time, (1) the certificate of incorporation of the Surviving Corporation was amended and restated to read in its entirety as set forth on Exhibit H to the Merger Agreement and (2) the bylaws of the Surviving Corporation were amended and restated to read in their entirety as set forth on Exhibit I to the Merger Agreement, each in accordance with the terms of the Merger Agreement.

At the Upstream Effective Time, (1) the certificate of formation and (2) the limited liability company agreement of Merger LLC, each as in effect immediately prior to the Upstream Effective Time, became the certificate of formation and limited liability company agreement of the Surviving Company, respectively.

Copies of (1) the certificate of incorporation of the Surviving Corporation, as amended and restated and in effect immediately prior to the Upstream Effective Time, (2) the bylaws of the Surviving Corporation, as amended and restated and in effect immediately prior to the Upstream Effective Time, (3) the certificate of formation of the Surviving Company, as in effect immediately following the Upstream Effective Time and (4) the limited liability company agreement of the Surviving Company as in effect immediately following the Upstream Effective Time are attached as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On December 18, 2020, GCI Liberty and Liberty Broadband issued a joint press release announcing the completion of the Combination. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The disclosure in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 6, 2020, by and among GCI Liberty, Inc., Liberty Broadband Corporation, Grizzly Merger Sub 1, LLC and Grizzly Merger Sub 2, Inc. (incorporated by reference to Annex A to the Definitive Proxy Statement on Schedule 14A filed with the SEC by GCI Liberty, Inc. on October 30, 2020)
3.1	Amended and Restated Certificate of Incorporation of the Surviving Corporation
3.2	Amended and Restated Bylaws of the Surviving Corporation
3.3	Certificate of Formation of the Surviving Company
3.4	Limited Liability Company Agreement of the Surviving Company*
99.1	Joint Press Release of Liberty Broadband Corporation and GCI Liberty, Inc., dated December 18, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of such exhibits to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2020

GRIZZLY MERGER SUB 1, LLC
(as successor by merger to GCI Liberty, Inc.)

By:	/s/ Craig Troyer
Name: Craig Troyer
Title: Senior Vice President and Assistant Secretary

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